UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100, Winter Park, FL 32789

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2012, Ruth’s Hospitality Group, Inc. (the “Company”) amended and restated its credit agreement (as amended and restated, the “Credit Agreement”) with the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as sole lead arranger.

The recent amendment and restatement, among other things:

•	decreases the overall revolving loan facility from $129.6 million to $100.0 million;

•	extends the maturity of borrowings under the Credit Agreement to February 14, 2017;

•

decreases the interest rates applicable to borrowings under the Credit Agreement based on the Company’s actual leverage ratio, ranging (a) from 2.00% to 2.75% (from 3.25% to 5.00%) above the applicable LIBOR rate or (b) at the Company’s option, from 1.00% to 1.75% (from 2.00% to 3.75%) above the applicable base rate;

•	reduces the commitment fees charged to any undrawn availability under the revolving loan facility, with such commitment fees based on the Company’s actual leverage ratio;

•	increases the Company’s ability to incur capital leases and other general liens, in both cases, to $10.0 million from $2.5 million;

•	reduces the fixed charge coverage ratio to 1.25:1.00 (from 1.35:1.00) and the maximum leverage ratio to 2.50:1.00 (from 3.75 to 1.00);

•	limits the Company’s ability to make junior stock payments, which include both cash dividend payments and repurchases of common or preferred stock, to $100.0 million; and

•

increases the Company’s ability to make capital expenditures to (a) an amount not to exceed 75% of EBITDA if its leverage ratio is equal to or greater than 1.50:1.00 or (b) an unlimited amount if its leverage ratio is less than 1.50:1.00.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of February 14, 2012, by and among the Company, the Lenders, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as sole lead arranger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: February 21, 2012	/s/ John F. McDonald, III
Name: John F. McDonald, III
Title: Vice President—Legal
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of February 14, 2012, by and among the Company, the Lenders, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as sole lead arranger.